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                                                                   EXHIBIT 23(A)

                           INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Fleet Financial Group, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the accompanying Registration Statement.

                                          /s/ KPMG Peat Marwick LLP

Boston, Massachusetts
September 4, 1998